Subsequent events	12 Months Ended
Dec. 31, 2021
Subsequent Events [Abstract]
Subsequent events

Note 18 – Subsequent events

A.	On February, 2022, the Company closed the IPO of 4,244,088 shares and 4,244,088 warrant, that each warrant to purchase one ordinary share. Company’s Net proceeds from the IPO was approximately $15 million.

In connection with the IPO, on February 2, 2022, the Company filed with the Israeli companies Registrar an amendment to its articles of association to increase the authorized registered share capital of the Company to 98,750,000 Ordinary Shares and 1,250,000 preferred shares effective immediately. In addition, upon the consummation of the IPO, all of the 489,812 preferred shares issued and outstanding were automatically converted into 489,812 Ordinary Shares.

B.	On February 4, 2022, the Company granted 545,978 warrants to the advisors. Warrants are exercisable at $4.2 per Ordinary Share.

C.	On March 13, 2022, the Company granted 253,584 options to employees and directors. Options are exercisable at $4.2 per Ordinary Share. On April 3, 2022, the Company granted 31,838 options to an employee. Options are exercisable at $4.2 per Ordinary Share.